WESTERBEKE CORPORATION

                               PROMISSORY NOTE

$500,000                                               January 23, 1996
                                                  Boston, Massachusetts

      For value received, the undersigned hereby promises to pay to State Street Bank and Trust Company (the "Bank"), or order, at the head office of the Bank at 225 Franklin Street, Boston, Massachusetts 02110, on the Revolving Maturity Date the principal amount of Five Hundred Thousand Dollars ($500,000), or such lesser amount as shall not have been prepaid, provided, however, that if no Event of Default has occurred under the Agreement on the Revolving Maturity Date, the outstanding amount of Revolving Loans on such date shall be converted to a Term Loan which Term Loan shall be payable commencing on July 1, 1996 and on the first business day of each month thereafter in amounts necessary to fully amortize the amount outstanding hereunder on the Revolving Maturity date in 60 equal installments. All outstanding principal with accrued and unpaid interest hereunder shall be due and payable in full on June 30, 2001. Until the Revolving Maturity Date, interest on principal outstanding hereunder shall be due and payable at the rate per annum equal to the Bank's Prime Rate, in effect from time to time. Commencing upon conversion to the Term Loan, interest on principal outstanding under the Term Loan shall be payable at either the Prime Rate or a fixed rate of interest quoted by the Bank as its applicable cost of funds, determined in the discretion of the Bank, plus 2.25% per annum, as selected by the undersigned on the date of conversion to the Term Loan. Each change in such interest rate shall take effect simultaneously with the corresponding change in such Prime Rate. Interest will be payable monthly in arrears on the first business day of each month beginning on February 1, 1996. "Prime Rate" shall mean the rate of interest announced by the Bank in Boston from time to time as its "Prime Rate." Interest shall be computed on the basis of a 360-day year for the actual number of days elapsed, including holidays or other days on which the Bank is not open for the conduct of banking business.

      All loans hereunder and all payments on account of principal and interest hereof shall be recorded by the Bank. The entries on the records of the Bank (including any appearing on this Note) shall be prima facie evidence of amounts outstanding hereunder.

      Overdue payments of principal (whether at stated maturity by acceleration or otherwise), and, to the extent permitted by law, overdue interest, shall bear interest, compounded monthly and payable on demand in immediately available funds, at a rate per annum equal to four percent (4%) above the Bank's Prime Rate in effect from time to time.

      This Note is issued pursuant to, and entitled to the benefits of, and is subject to, the provisions of a certain Letter Agreement dated January 23, 1996 by and between the undersigned and the Bank (herein, as the same may from time to time be amended or extended, referred to as the "Agreement"), but neither this reference to the Agreement nor any provision thereof shall affect or impair the absolute and unconditional obligation of the undersigned maker of this Note to pay the principal of and interest on this Note as herein provided. All terms not otherwise defined herein shall be used as defined in the Agreement.

      This Note is secured by certain equipment of the undersigned pursuant to the terms of a Security Agreement executed on or near the date hereof by and between the undersigned and the Bank, as the same may be from time to time amended or extended.

      In case an Event of Default (as defined in the Agreement) shall occur, the aggregate unpaid principal plus accrued interest on this Note shall become or may be declared to be due and payable in the manner and with the effect provided in the Agreement.

      The undersigned may at its option prepay all or any part of the principal of this Note before maturity upon the terms provided in the Agreement.

      Any deposits or other sums at any time credited by or due from the Bank to the undersigned or any endorser or guarantor hereof and any securities or other property of the undersigned or any endorser or guarantor at any time in the possession of the Bank may at all times be held and treated as collateral for the payment of this Note and any and all other liabilities (direct or indirect, absolute or contingent, sole, joint or several, secured or unsecured, due or to become due, not existing or hereafter arising) of the undersigned to the Bank. Regardless of the adequacy of collateral, the Bank may apply or set-off such deposits or other sums against such liabilities at any time in the case of makers but only with respect to matured liabilities in the case of endorsers and guarantors.

      The undersigned maker and every endorser and guarantor hereof hereby waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement hereof and consents that this Note may be extended from time to time and that no such extension or other indulgence, and no substitution, release or surrender of collateral and no discharge or release of any other party primarily or secondarily liable hereon, shall discharge or otherwise affect the liability of the undersigned, endorser or guarantor. No delay or omission on the part of the Bank in exercising any right hereunder shall operate as a waiver of such right or of any other right hereunder, and a waiver of any such right on any one occasion shall not be construed as a bar to or waiver of any such right on any future occasion.

      This instrument shall have the effect of an instrument executed under seal and shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts (without giving effect to any conflicts of laws provisions contained therein).

WITNESS:                               WESTERBEKE CORPORATION

David G. Hintz                         By: Carleton F. Bryant III
                                       Title: Executive Vice President

                   SCHEDULE I TO NOTE DATED ______________
                   FROM WESTERBEKE CORPORATION TO THE BANK

                            Amount of     Outstanding
              Amount of     Principal     Principal        Notation Made
Date          Loan          Paid          Balance          By
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